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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report:      October 11, 1999
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                             AM COMMUNICATIONS, INC.
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             (Exact Name of Registrant as Specified in its Charter)


Delaware                                 0-9856                  23-1922958
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(State or other jurisdiction      (Commission File No.)        I.R.S. Employer
of incorporation or                                           Identification No.
organization)



100 Commerce Boulevard, Quakertown, PA                        18951-2237
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(Address of Principal Executive Offices)                       Zip Code



Registrant's Telephone Number, Including Area Code:  215-538-8700
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Item 4:    Changes in Registrant's Certifying Accountant.

           KPMG LLP was previously the independent certified public accountant engaged by the Registrant as its principal accountant to audit the Registrant's financial statements. On October 11, 1999, such firm resigned. The decision to change accountants was not recommended by the Registrant's Board of Directors or Audit Committee.

          The former accountant's reports on the Registrant's financial statements for the two fiscal years ended April 3, 1999 did not contain an adverse opinion or a disclaimer of opinion, nor was either report qualified as to uncertainty, audit scope or accounting principles. During the Registrant's two most recent fiscal years and subsequent interim periods, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountant, would have caused them to make reference to the subject matter of the disagreements in connection with their opinions.

Item 7:   Financial Statements and Exhibits.

           Exhibit 16.1:     Letter of KPMG LLP.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 AM COMMUNICATIONS, INC.
                                                       (Registrant)


Date:   October 11, 1999                     By: /s/ Keith D. Schneck
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                                                 Keith D. Schneck
                                                 President


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